www.viewray.com Earnings Call - Q1 2021 May 6, 2021 Exhibit 99.2

This presentation has been prepared solely for use at this meeting and is intended for investors and analysts only. The material is given in conjunction with an oral presentation and should not be taken out of context. Unless the context requires otherwise, references to “ViewRay,” “the company,” “we,” “us” and “our,” refer to ViewRay, Inc. Except for historical information, ViewRay’s written and accompanying oral presentation may contain forward-looking statements, including statements about the overall industry, including but not limited to: our current expectations of the market; growth drivers; future trends; demand for radiation oncology products and features; and innovation and growth opportunities. Forward-looking statements also include, but are not limited to, statements about ViewRay’s: future orders; backlog or earnings growth; future financial results; and market acceptance of ViewRay’s existing products, future products, or technology. Words such as “could,” “anticipates,” “expects,” “outlook,” “intends,” “plans,” “believes,” “seeks,” “vision,” “estimates,” “may,” “will,” “future,” “horizon,” “aiming,” “driving,” “target” (or variations of them,) and similar statements, are forward-looking statements. These types of statements express management’s beliefs based on the information available to us as of the date of this presentation, are subject to change, and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, and assumptions that are difficult to predict and could cause ViewRay’s results to differ materially from those presented. These risks, uncertainties, and assumptions include, but are not limited to, changes in: the regulatory environment; global economics; trade compliance requirements, duties or tariffs; third-party reimbursement levels; currency exchange rates; taxation, healthcare law, and product clearance requirements, as well as those related to: the effect of COVID-19 on our business operations and financial condition; adverse publicity about ViewRay and our products; our reliance on sole or limited source suppliers; our ability to commercialize our products successfully; the impact of competitive products and pricing, and all other risks listed from time to time in the company’s filings with the Securities and Exchange Commission, which are incorporated into this Forward-Looking Statements disclosure by this reference. We do not assume any obligation to update or revise the forward-looking statements in ViewRay’s written or oral presentation, whether based on future events, new or additional information or otherwise. ViewRay’s written and oral presentation does not constitute an offer to sell, or the solicitation of an offer to buy, securities. The opinions and clinical experiences presented herein are specific to the featured physicians and/or the featured patients and are for information purposes only.  Nothing in this material is intended to provide specific medical advice or to take the place of written law or regulations. Individual customer results are illustrative only and are not predictive of future results. ViewRay issued a press release and presentation for today’s call. The presentation can be viewed live on the webcast or downloaded from the “financial events and webinars” portion of our website at www.investors.viewray.com. The call is being broadcast and webcast live, and a replay will be available for 14 days. Listeners are cautioned that comments made by management during this call may include forward-looking statements within the meaning of federal securities laws. These statements involve material risks and uncertainties, and actual results could differ from those projected in any forward-looking statement due to numerous factors. For a description of these risks and uncertainties, please see ViewRay's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and its Quarterly Reports on Form 10-Q, as updated periodically with the company's other SEC filings. Furthermore, the content of this conference call contains time-sensitive information accurate only as of today, May 6, 2021. ViewRay undertakes no obligation to revise or otherwise update any statements to reflect events or circumstances after the date of this call.    MEDICAL ADVICE DISCLAIMER ViewRay is a medical device manufacturer and cannot and does not recommend specific treatment approaches. Individual results may vary. Forward-Looking Statements & Disclaimer

Our mission: Treat and prove what others can’t. ©2021 ViewRay, Inc. All rights reserved.

MRIdian Benefits ©2021 ViewRay, Inc. All rights reserved. MRIdian

Patients Treated Annually ©2021 ViewRay, Inc. All rights reserved.

What We Achieved Q1 2021 Financial Results 1 Excluding net proceeds from the January 2021 equity offering. ©2021 ViewRay, Inc. All rights reserved. 1Q 2020 1Q 2021

Customers’ Definition of Clinical Success MRIdian SMART: Stereotactic MR-guided Adaptive Radiotherapy Among alternatives in the clinical landscape, we have found only MRIdian’s evidence fits this criteria. Ablative Dose Tight Margins No Fiducials No or Low Grade 3 Toxicity The MRIdian 5 1 2 3 5 5 or Fewer Fractions 4 ©2021 ViewRay, Inc. All rights reserved.

MRIdian Clinical Pipeline

Growing body of evidence to drive adoption

Phase 1[1] (Exploratory)

- SMART ONE
- Sarcoma
- Lymphoma
- Cervical
- Rectal
- Liver mets
- SMART Master
- CONFIRM
- Radiomics
- Synthetic CT
- Workflow efficiency
- Prone Breast APBI
- Oligomets
- AI dose calculation
- DWI

• 60+ investigator-initiated trials
• Feasibility
• Explore new indications/expand SMART
• Reduce fx and improve workflow

Phase 2[2] (Confirmatory)

- SMART Pancreas
- SHORTER (20 vs 5 fx post-op prostate)
- SCIMITAR (post-op SMART)
- Immunotherapy + SMART
- STAAR Lung (central/ultra central SMART)
- Pre-op Gastric
- SMILE (prostate SBRT German multi-cent)
- MARTHA (head and neck)
- MASPAC (late-stage pancreas multi-cent)
- Compassionate Access Program (pancreas)

• Prospective studies. Larger 'N'
• Confirm signals in key tumor sites
• Safety and Efficacy endpoints

Phase 3[3] (Definitive)

- MIRAGE (CT vs. MRIdian prostate)
- PANCOSAR (SMART in medically inoperable pancreas)

• Randomized controlled trials
• Comparative
• Safety and efficacy endpoints

©2021 ViewRay, Inc. All rights reserved.

Customers are purchasing multiple MRIdian systems ©2021 ViewRay, Inc. All rights reserved. = Top and bottom line impact for customers + MRIdian 51 Clinical Strategic Economic MRIdian Value Chain MRIdian SMART

MRIdian Enables Progression of Therapy Customers desire and patients demand shorter courses of effective treatment MRIdian SMART ONE1: Multicenter, single-arm phase 1, single-fraction therapy in both primary tumors and oligomets located in lung, pancreas, liver, kidney, adrenal, and lymph nodes MRIdian SMART ONE 5 or fewer fractions ©2021 ViewRay, Inc. All rights reserved.

Pipeline Update ©2021 ViewRay, Inc. All rights reserved. + This presentation is intended for investors and analysts only. Some features described herein are not and may never be cleared or approved for sale in all markets.

Financial Results Q1 2021

Backlog increased 15% YoY Strong customer engagement despite the challenges posed by the ongoing pandemic Revenue increased 9% U.S. revenue: $7.4 million Outside of U.S. revenue: $8.1 million Gross margin improved by 17% Product gross margin 7% Service gross margin -12% Net loss decreased 3% Operating expenses decreased 11% Continued focus on driving cost efficiencies and cash saving initiatives Financial Highlights ©2021 ViewRay, Inc. All rights reserved.

Presentation Citations

Slide 3

1. Internal and historical company data
2. 04/15/2021 MRIdian log data

Slide 4

1. 12/31/2020 MRIdian log data, 78.1% SBRT treatment on MRIdian (~80%)
2. Centers for Medicare & Medicaid Services, RO Episode File, 2017 data published in 2019
3. Caudell, J., et al. (2014). Altered Fractionation Schedules in Radiation Treatment: A Review. *Seminars in Oncology*, Vol 41, No 6, December 2014, 730-750

Slide 5

1. 12/31/2020 MRIdian log data

Slide 8

1. *Phase 1 (Exploratory)*
- SMART ONE: Miami Cancer Institute, PI: Dr. Michael Chuong, "Stereotactic MRI-Guided Adaptive Radiation Therapy Delivered in One Fraction for Inoperable Primary or Metastatic Carcinoma (SMART One)", Currently under IRB review
- SMART Master: https://clinicaltrials.gov/ct2/show/NCT04115254
- CONFIRM: https://clinicaltrials.gov/ct2/show/NCT04368702

2. *Phase 2 (Confirmatory)*
- SMART Pancreas: https://clinicaltrials.gov/ct2/show/NCT03621644
- SHORTER: https://clinicaltrials.gov/ct2/show/NCT04422132
- SCIMITAR: https://clinicaltrials.gov/ct2/show/NCT03541850
- Immunotherapy + SMART: https://clinicaltrials.gov/ct2/show/NCT04376502
- LUNG STAAR: LUNG STAAR: Miami Cancer Institute, PI: Dr. Rupesh Kotecha, "Phase II Study of Stereotactic MR Guided Adaptive Radiotherapy for Central and Ultra-central Lung Tumors", Currently in protocol development
- Pre-op Gastric: https://clinicaltrials.gov/ct2/show/NCT04162665
- SMILE: Heidelberg University, PI: Dr. Stefan Korber, "Stereotactic MRI-guided radiation therapy for Localized prostate cancer (SMILE)", Current under ethics committee review
- MARTHA: https://clinicaltrials.gov/ct2/show/NCT03972072
- MASPAC: University of Zurich, PI: Dr. Matea Pavic, "MR-guided Adaptive Stereotactic Body Radiotherapy (SBRT) of primary tumor for pain control in metastatic Pancreatic ductal adenocarcinoma (mPDAC) – a multicenter randomized, controlled, open-label, phase IIb trial (MASPAC Study)", Currently under ethics committee review
- Compassionate Access Program: https://www.genesiscare.com/uk/compassionate-access-programme/

3. *Phase 3 (Definitive)*
- MIRAGE: https://clinicaltrials.gov/ct2/show/NCT04384770
- PANCOSAR: https://www.oncologie.nu/nieuws/stereotactische-radiotherapie-voor-kwetsbare-pati%C3%ABnten-met-lokaal-pancreascarcinoom/

VIEWRAY

Slide 9 1. - Henke, L., et al. (2018). Phase I trial of stereotactic MR-guided online adaptive radiation therapy (SMART) for the treatment of oligometastatic or unresectable primary malignancies of the abdomen. Radiotherapy and Oncology, 126(3), 519-526; Henke LE, et al. Stereotactic mr-guided online adaptive radiation therapy (smart) for ultracentral thorax malignancies: Results of a phase 1 trial. Adv Radiat Oncol 2019;4:201-209; - Rosenberg SA, et al. A multi-institutional experience of mr-guided liver stereotactic body radiation therapy. Adv Radiat Oncol 2019;4:142-149; - Finazzi T, Haasbeek CJA, Spoelstra FOB, Palacios MA, Admiraal MA, Bruynzeel AME, Slotman BJ, Lagerwaard FJ, Senan S, Clinical outcomes of stereotactic MR-guided adaptive radiation therapy for high-risk lung tumors International Journal of Radiation Oncology • Biology• Physics (2020); - Rudra S. et al. (2019). Using adaptive magnetic resonance image-guided radiation therapy for treatment of inoperable pancreatic cancer. Cancer Medicine, 8(5), 2123-2132; Finazzi, et al. Role of on-table plan adaptation in MR-guided ablative radiation therapy for central lung tumors. Int J Radiat Oncol Biol Phys. 2019 Jul 15;104(4):933-941. doi: 10.1016/j.ijrobp.2019.03.035. Epub 2019 Mar 28; - Chuong, M.D., Bryant, J., Mittauer, K.E., Hall, M., Kotecha, R., Alvarez, D., et al. (2020). Ablative 5-fraction stereotactic magnetic resonance-guided radiation therapy (MRgRT) with on-table adaptive replanning and elective nodal irradiation for inoperable pancreas - Hassanzadeh, C., Rudra, S., Bommireddy, A., Hawkins, W.G., Wang-Gillam, A., Fields, R.C., et al. (2020) Ablative Five-Fraction Stereotactic Body Radiotherapy for Inoperable Pancreatic Cancer Using Online MR-Guided Adaptation. Advances in Radiation Oncology, Advance online publication. - Kennedy WR, Thomas MA, Stanley JA, Luo J, Ochoa LL, Clifton KK, Cyr AE, Margenthaler JA, DeWees TA, Price A, Kashani R, Green O, Zoberi I, Single Institution Phase I/II Prospective Clinical Trial of Single Fraction High Gradient Adjuvant Partial Breast Irradiation for Hormone Sensitive Stage 0-I Breast Cancer, International Journal of Radiation Oncology • Biology • Physics (2020);   - Henke, L., et al. (2018). Phase I trial of stereotactic MR-guided online adaptive radiation therapy (SMART) for the treatment of oligometastatic or unresectable primary malignancies of the abdomen. Radiotherapy and Oncology, 126(3), 519-526; - Bruynzeel AME, Tetar SU, Oei SS, Senan S, Haasbeek CJA, Spoelstra FOB, Piet AHM, Meijnen P, Bakker van der Jagt MAB, Fraikin T, Slotman BJ, van Moorselaar RJA, Lagerwaard FJ, A prospective single-arm phase II study of stereotactic magnetic-resonance-guided adaptive radiotherapy for prostate cancer: Early toxicity results, International Journal of Radiation Oncology • Biology • Physics (2019); - Tetar, S., Bruynzeel, A., Oei, S., Senan, S., Fraikin T., Slotman, B. et al. (2020) Magnetic Resonance-guided stereotactic radiotherapy for localized prostate cancer: final results on patient-reported outcomes of a prospective phase 2 study.  Eu Urology Oncology epub June 12, 2020. - Witt, J., et al. (2020). MRI-guided adaptive radiotherapy for liver tumours: visualizing the future. Lancet Oncol 2020; 21:e74-82. - Finazzi, T., van Sörnsen de Koste, J.R., Palacios, M.A., Spoelstra, F.O.B., Slotman, B.J., Haasbeek, C.J.A., Senan, S. (2020). Delivery of magnetic resonance-guided single-fraction stereotactic lung radiotherapy. Physics and Imaging in Radiation Oncology, 14, P17-23. “Day One, All-Day Adaptive: Dana-Farber/Brigham and Women's Cancer Center Maximizes Clinical Value of MRIdian,” 7/23/20 Dr. Nagar, Cornell University, October 2020. Dr. Michael Choung, Miami Cancer Institute. “Physician-led Webinar for Investors and Analysts at 2020 ASTRO Annual Meeting”, 10/27/2020. https://investors.viewray.com/events/event-details/physician-led-webinar-investors-and-analysts-2020-astro-annual-meeting. Slide 10 Miami Cancer Institute, PI: Dr. Michael Chuong, “Stereotactic MRI-Guided Adaptive Radiation Therapy Delivered in One Fraction for Inoperable Primary or Metastatic Carcinoma (SMART One)”, Currently under IRB review Presentation Citations